U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: April 19, 2006



                         TIDELANDS OIL & GAS CORPORATION
             (Exact Name of registrant as specified in its Charter)




       Nevada                          0-29613                    66-0549380
----------------------           ------------------           ------------------
State of Incorporation           Commission File No.           I.R.S. Employer
                                                              Identification No.

1862 West Bitters Rd. San Antonio, TX                       78248
-----------------------------------------            ------------------
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, (   210   )      764       -    8642
                               -----------  -------------    --------



                     (Registrant's former name and address)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17CFR 240-14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240-13e-4(c))

Item 5.03 Amendments to Articles of  Incorporation  or Bylaws;  Change in Fiscal
          Year

         On April 19, 2006, Tidelands Oil & Gas Corporation amended it articles of incorporation increasing its authorized common stock capital from One Hundred Million (100,000,000) shares, par value $0.001 per share to Two Hundred Fifty Million (250,000,000) shares, par value $0.001 per share.

         On April 17, 2006, this amendment was approved by 77.5 % of our shareholders by written consent in lieu of a special meeting. A copy of the amendment is attached as Exhibit 3.

Item 9.01 Financial Statements and Exhibits

(c)      Exhibits

Item Number       Description

3.0 Certificate of Amendment to Articles of Incorporation of Tidelands Oil & Gas Corporation dated April 19, 2006


SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 TIDELANDS OIL & GAS CORPORATION
Dated: April 24, 2006

                                                  /s/Michael Ward
                                                 -------------------------------
                                                 By: Michael Ward
                                                 Title: President, CEO